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                                                                  EXHIBIT 99.5
                              MASLAND CORPORATION
                       1993 STOCK OPTION INCENTIVE PLAN

                                   ARTICLE 1.

                           ESTABLISHMENT AND PURPOSE

        1.1 Establishment and Effective Date. Masland Corporation, a Delaware Corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the Masland Corporation 1993 Stock Option Incentive Plan (the "Plan"). The Plan was adopted by the Board of Directors on October 25, 1993, was approved by the Company's stockholders on October 25, 1993, and became effective on the later date. Upon approval by the Board of Directors of the Corporation (the "Board"), awards may be made as provided herein, subject to subsequent stockholder approval. In the event that such stockholder approval is not obtained, any such awards shall be cancelled and all rights of associates with respect to such awards shall thereupon cease.

        1.2 Purpose. The Corporation desires to attract and retain the best available executive and key management associates for itself and its subsidiaries and to encourage the highest level of performance by such associates in order to serve the best interests of the Corporation and its stockholders. The Plan is expected to contribute to the attainment of these objectives by offering eligible associates the opportunity to acquire stock ownership interests in the Corporation, and other rights enabling them to share in appreciation in value of the stock of the Corporation, thereby providing them with incentives to put forth maximum efforts for the success of the Corporation and its subsidiaries.

                                   ARTICLE 2.

                                     AWARDS

        2.1 Form of Awards. Awards under the Plan may be granted in any one or more of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) nonstatutory stock options ("Nonstatutory Stock Options") (unless otherwise indicated, references in the Plan to Options shall include both Incentive Stock Options and Nonstatutory Stock Options); and (iii) stock appreciation rights ("Stock Appreciation Rights"), which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights").

        2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under the Plan is 500,000, increased by any unused shares available for grant on the effective date of the Plan under the Corporation's 1991 Stock Purchase and Option Plan (the "Prior Plan"), but in no event shall the total exceed 800,000, and subject to adjustment pursuant to
Article 11. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of a Stock Appreciation Right) without being exercised in whole or in part for any reason, then such

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shares or units may, at the discretion of the Committee, be made available for subsequent awards under the Plan, upon such terms as the Committee may determine.

                                   ARTICLE 3.

                                 ADMINISTRATION

        3.1 Committee. The Plan shall be administered by a Compensation Committee (the "Committee") appointed by the Board and consisting of not less than two (2) members of the Board who are not also employees of the Corporation or any of its subsidiaries. Except as permitted by Rule 16b-3(c)(i)(A),(B),(C) and (D) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), no member of the Board may serve on the Committee if such member is or has been granted stock options, stock appreciation rights or any other derivative security of the Corporation or any of its affiliates pursuant to this Plan or any other similar plan of the Corporation or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee, except nonqualified stock options under the Corporation's Non-Employee Directors Stock Option Plan.

        3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Nonstatutory Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; and (iv) to determine the associates to whom, and the time or times at which, Options and Stock Appreciation Rights shall be granted.

        3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation will cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the 1934 Act. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

        3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all associates who have received awards under the Plan and all other interested persons.

        3.5 Liability; Indemnification. No member of the Committee, nor any associate to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee and any such associate shall be fully indemnified and protected by the Corporation with

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respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws, as amended from time to time.

                                   ARTICLE 4.

                                  ELIGIBILITY

     Awards shall be limited to executive and key management associates who are regular, full-time associates of the Corporation and its present and future subsidiaries and to a limited number of outside consultants and advisors to the Corporation or its subsidiaries. In determining the associates to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such associates, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. Unless otherwise specified, references to associates herein shall mean both employees and non-employee consultants who have received grants under this Plan. As used in this Plan, the term "subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Corporation under the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, or any similar provision hereafter enacted.

                                   ARTICLE 5.

                                 STOCK OPTIONS

        5.1. Grant of Options. Options may be granted under this Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

        5.2 Option Price. The option price of each Option to purchase Common Stock shall be determined by the Committee at the time of grant, but shall not be less than 100 percent of the fair market value of the Common Stock subject to such Option on the date of grant. The option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Right granted with respect to such Option.

        5.3 Term of Options. The term of each Nonstatutory Stock Option granted under the Plan shall not exceed ten (10) years and one day from the date of grant, subject to earlier termination as provided in Articles 9 and 10. Except as otherwise provided in Section 6.1 with respect to ten percent (10%) stockholders of the Corporation, the term of each Incentive Stock Option shall not exceed ten (10) years from the date of grant, subject to earlier termination as provided in Articles 9 and 10.

        5.4 Exercise of Options. An Option may be exercised, in whole or in part, at such time


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or times as the Committee shall determine. The Committee may, in its discretion, accelerate the exercisability of any Option at any time. Options may be exercised by an associate by giving written notice to the Committee stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. Payment for the Common Stock issuable upon exercise of the Option shall be made in full in cash or by check or, if the Committee, in its sole discretion, permits, in shares of Common Stock (valued at fair market value on the date of exercise). As soon as reasonably practicable following such exercise, a certificate representing the shares of Common Stock purchased, registered in the name of the associate, shall be delivered to the associate. Notwithstanding the foregoing, an associate may not exercise an Option prior to the approval of the Plan by the Corporation's stockholders.

        5.5 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be cancelled with respect to an equal number of shares of Common Stock.

        5.6 Restriction on Subsequent Disposition of Stock. No shares of Common Stock issued upon exercise of an Option or Stock Appreciation Right may be sold or otherwise disposed of within six (6) months following the date of grant (assuming it is exercisable within such period of time) by any associate who is or may be subject to Section 16 of the 1934 Act.

                                   ARTICLE 6.

              SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS

        6.1  Ten Percent Stockholder.   Notwithstanding any other provision of
this Plan to the contrary, no associate may receive an Incentive Stock Option under the Plan if such associate, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its subsidiaries, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after a date five (5) years from the date such Incentive Stock Option is granted.

        6.2 Limitation on Grants. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock (Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an associate during any calendar year (under this Plan or any other plan of the Corporation or a subsidiary) shall not exceed $100,000.

        6.3 Limitation on Time of Grants. No grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the earlier of the date of adoption of the Plan by the Board or the date the Plan is approved by the Corporation's stockholders.

        6.4 Employee Status. No grant of an Incentive Stock Option shall be made under this Plan unless the associate is an employee of the Corporation or one of its subsidiaries at the date of grant.

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                                   ARTICLE 7.

                           STOCK APPRECIATION RIGHTS

        7.1 Tandem Stock Appreciation Rights Generally. Tandem Stock Appreciation Rights are attached to individual Option grants and may permit the associate, depending upon the terms of grant, to either: (a) exercise such Option with respect to a specified portion of the exercisable shares of Common Stock and with respect to the remaining portion of the exercisable shares receive a cash payment equal to the gain in fair market value of such shares from the date of grant to the date of exercise, or (b) elect to receive a combination of shares of Common Stock and a cash payment at the time of exercise with the sum of the then fair market value of such shares and the cash payment for any given grant being equal to the gain in fair market value of the shares from the date of grant to the date of exercise.

        7.2 Non-tandem Stock Appreciation Rights Generally. A Nontandem Stock Appreciation Right relates to shares of Common Stock' of the Corporation and generally will have the same terms and conditions as described in Section 7.1, but is independent of and unrelated to the grant of Options. The grantee of a Nontandem Stock Appreciation Right may be entitled, depending upon the terms of grant, to receive a payment in cash or in shares of Common Stock or in a combination of cash and shares equal in value to the gain in the fair market value of the Common Stock from the date of grant of such Nontandem Stock Appreciation Right to the date of exercise with respect to the shares represented by such Nontandem Stock Appreciation Right. However, the Committee, in its sole discretion, may set a maximum limit on the amount of gain that may be realized upon exercise of any such Nontandem Stock Appreciation Right, and may specify such other terms and conditions regarding the exercise of such Nontandem Stock Appreciation Right or the benefits to be derived therefrom.

        7.3 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of a Nontandem Stock Appreciation Right, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of the shares of Common Stock to be used in connection with the calculation described in Section 7.6 below. The base price of a Nontandem Stock Appreciation Right shall be not less than 100 percent of the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of this Plan as the Committee shall determine.

        7.4 Limitations on Exercise. A Tandem Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, of portions thereof, surrendered upon exercise of a Tandem Stock Appreciation Right, shall not be available for subsequent awards under the Plan. A Nontandem


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Stock Appreciation Right shall be exercisable during such period as the
Committee shall determine.

        7.5 Surrender or Exchange of Tandem Stock Appreciation Rights. A Tandem Stock Appreciation Right shall entitle the associate to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of
(i) the fair market value of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Right is exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

        7.6 Exercise of Nontandem Stock Appreciation Rights. The exercise of a Nontandem Stock Appreciation Right shall entitle the associate to receive from the Corporation that number of shares of Common Stock having an aggregate fair market value equal to (A) the excess of (i) the fair market value of one
(1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Right is exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation right, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Right, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

        7.7 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of a Stock Appreciation Right, the Corporation shall (i) issue, in the name of the associate, stock certificates representing the total number of full shares of Common Stock to which the associate is entitled pursuant to Section 7.5 or 7.6 hereof and cash in an amount equal to the fair market value, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Right in cash pursuant to Section 7.8, deliver to the associate an amount in cash equal to the fair market value, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

        7.8 Cash Settlement. The Committee, in its discretion, may cause the Corporation to settle all or any part of its obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver under the terms of grant in an amount equal to the fair market value of such shares on the date of exercise.

                                   ARTICLE 8.

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

No Option or Stock Appreciation Right may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Right shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other

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disposition of an Option or a Stock Appreciation Right not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Right may be exercised only by an associate or his or her guardian or legal representative during his or her lifetime, or following his or her death pursuant to Article 10.

                                   ARTICLE 9.

                           TERMINATION OF EMPLOYMENT

        9.1 Exercise after Termination of Employment. In the event that the employment of an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall be terminated (for reasons other than death or total disability), such Option or Stock Appreciation Right may be exercised (to the extent that the associate was entitled to do so at the termination of his employment) at any time within three (3) months after such termination of employment.

        9.2 Total Disability. In the event that an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall become totally disabled, such Option or Stock Appreciation Right may be exercised at any time during the first nine (9) months after the associate first receives benefits under the Corporation's Long-Term Disability Plan (the "Disability Plan"). For purposes hereof, "total disability" shall have the definition set forth in the Disability Plan, which definition is hereby incorporated by reference.

        9.3 Disability of or Cessation of Service by a Consultant. A consultant shall be entitled to exercise Options or Stock Appreciation Rights only during such time as he or she remains as an active consultant to the Corporation or a subsidiary thereof and for a period of three (3) months thereafter; provided, however, that a consultant shall be entitled to exercise awards for a period of nine (9) months following the total disability of such consultant.

                                  ARTICLE 10.

                               DEATH OF ASSOCIATE

        If an associate to whom an Option or Stock Appreciation Right has been granted under the Plan shall die while employed by, or while in the active service of, the Corporation or one of its subsidiaries or within three (3) months after the termination of such employment or cessation of service, such Option or Stock Appreciation Right may be exercised to the extent that the associate was entitled to do so at the time of his or her death, by the associate's estate or by the person who acquires the right to exercise such Option or Stock Appreciation Right upon his or her death by bequest or inheritance. Such exercise may occur at any time within one (1) year after the date of the associate's death, but in no case later than the date on which the Option or Stock Appreciation Right terminates.


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                                  ARTICLE 11.

                   ADJUSTMENT UPON CHANGES IN CAPITALIZATION

        Notwithstanding any other provision of the Plan, the Committee may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder or to any outstanding Options or Stock Appreciation Rights as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the number of shares of outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchange of shares, separations, reorganizations, liquidations and the like.

                                  ARTICLE 12.

                           AMENDMENT AND TERMINATION

        The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan; (ii) materially increase the benefits accruing to associates under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by Article 11 does not require such approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the associate to whom an award shall theretofore have been granted, adversely affect the rights of such associate under such award, nor otherwise cause Rule 16b-3 under the 1934 Act, or the equivalent thereof from time to time in effect, to become inapplicable.

                                  ARTICLE 13.

                               WRITTEN AGREEMENT

        Each award of Options or Stock Appreciation Rights shall be evidenced by a written agreement, executed by the associate and the Corporation, containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                  ARTICLE 14.

                            MISCELLANEOUS PROVISIONS

        14.1 Fair Market Value. "Fair market value" of a share of Common Stock for purposes of this Plan shall be the simple average of the high and low prices at which the Common Stock traded


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on the date of grant, exercise or other transaction as quoted on the NASDAQ-NMS or other principal exchange on which the Common Shares are listed on that date, and if there were no sales on such date, the most recent prior date on which there were sales.

        14.2 Tax Withholding. The Corporation shall have the right to require associates or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under this Plan amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an associate in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its discretion, permit an associate to satisfy his or her tax withholding obligation either by (i) surrendering shares of Common Stock owned by the associate or (ii) having the Corporation withhold from shares of Common Stock otherwise deliverable to the associate. Shares surrendered or withheld shall be valued at their fair market value as of the date on which income is required to be recognized for income tax purposes. In the case of an award of Incentive Stock Options, the foregoing right shall be deemed to be provided to the associate at the time of such award.

        14.3 Compliance with Section 16(b). In the case of associates who are or may be subject to Section 16 of the 1934 Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the 1934 Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to associates who are or may be subject to Section 16 of the 1934 Act.

        14.4 Compliance with Securities Act of 1933. Each Option or Stock Appreciation Right granted under the Plan shall be subject to the further condition that if, at any time, in the opinion of counsel for the Corporation, the registration, listing or qualification of the shares covered by such Option or Stock Appreciation Right under the Securities Act of 1933, as amended (the "1933 Act"), upon any securities exchange or under any state law, or the consent or approval of any governmental regulatory body or the updating, amendment or revision of any registration statement, listing application, or similar document, is required as a condition of, or in connection with, the purchase of shares under such Option or the exercise of rights under such Stock Appreciation Right, no such Option or Stock Appreciation Right may be exercised unless and until such registration, listing, qualification, consent, approval, updating, amendment or revision shall have been effected or obtained free of any conditions not acceptable to the Committee; provided, however, that subject to Sections 9 and 10 hereof, if the right to exercise any Option or Stock Appreciation Right is suspended for any of the foregoing reasons, the termination date for exercising such Option or Stock Appreciation Right is extended for the length of time of the suspension or thirty (30) days after the date on which the associate holding such Option or Stock Appreciation Right is notified that such suspension of the right to exercise such Option or Stock Appreciation Right has ended. The Board or the Committee may, as a condition to the exercise by an associate of an Option, require that the associate agree in writing that he or she will not dispose of the shares of Common Stock to be acquired upon such exercise in a transaction which, in the opinion of counsel for the Corporation, would violate the 1933

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Act and the rules and regulations promulgated thereunder. The Board or the
Committee shall have the authority to require additional agreements or impose additional conditions which it reasonably believes are necessary to assure compliance with Federal and state securities and other laws.

        14.5 Successors. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion, prior to the consummation of the transaction, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

        14.6 General Creditor Status. Associates shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any associate or beneficiary or legal representatives of such associate. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

        14.7 Rights as a Stockholder. No associate shall have any right as a stockholder with respect to any shares subject to an Option or Stock Appreciation Right until the date of the issuance of a stock certificate to him or her for such shares of Common Stock. No adjustment shall be made for dividends (whether ordinary or extraordinary, or whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such stock certificates are issued, except as otherwise provided herein.

        14.8    No Right to Employment.   Nothing in the Plan or in any written
agreement entered into pursuant to Article 13, nor the grant of any award, shall confer upon any associate any right to continue in the employ of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such associate's employment at any time.

        14.9 Other Plans. Effective upon the adoption of the Plan by the Corporation's stockholders, no further awards shall be made under the Prior Plan. Thereafter, all awards made under the Prior Plan prior to adoption of this Plan by the stockholders shall continue in accordance with the terms of the Prior Plan.

        14.10 Application of Funds. The proceeds received by the Corporation from the sale of Common Stock pursuant to Options granted under the Plan shall be used for general corporate purposes.



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        14.11   Notices.  Notices required or permitted to be made under the
Plan shall be sufficiently made if sent by registered or certified mail, return receipt requested, addressed (a) to the associate at the associate's address as set forth in the books and records of the Corporation or its subsidiaries, or
(b) to the Corporation or the Committee at the principal office of the Corporation.

        14.12 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.v

        14.13 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.




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